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                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated May 23 2002, relating to the financial statements of Biodiesel Industries, Inc. We also consent to the reference to our Firm under the caption "Experts."



                                       MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                       Certified Public Accountants

New York, New York
June 11, 2002